Exhibit 99.3

RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement, dated as of March 27, 2006 (the “Grant Date”) between 1-800 CONTACTS, INC., a Delaware corporation (the “Company”), and the employee of the Company listed on the signature page hereto (the “Grantee”).

Pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan (the “Plan”), the Company and the Grantee desire to enter into an agreement to evidence the grant by the Company to the Grantee of that number of shares of the Company’s common stock, par value $.01 per share (the “Common Stock”) listed on the signature page hereto (the “Shares”).  Certain terms used herein are defined in paragraph 9 hereto.

The parties hereto hereby agree as follows:

1.             Shares.

(a)           Grant.  Subject to the terms and conditions set forth herein, the Company hereby grants to the Grantee the Shares.  The number of Shares shall be subject to adjustment as provided in paragraph 10 hereto.

(b)           Payment of Par Value.  To the extent required by law, the par value of $.01 per Share shall be paid by Grantee to the Company in the amount listed on the signature page hereto (the “Par Value Amount”).  Payment of the Par Value Amount, if required, shall be made to the Company in cash or by check by the Grantee, provided that the Company may (but need not) permit payment to be made by (i) delivery to the Company of outstanding shares of Common Stock held by the Grantee, (ii) withholding by the Company of the Par Value Amount from the Grantee’s regular salary or (iii) any combination of cash, check, salary withholding and the Grantee’s delivery of outstanding shares of Common Stock.

(c)           Certificates.  Stock certificates representing the Shares will be held in escrow by the Company on the Grantee’s behalf during any period of restriction thereon.  Upon the Company’s request, the Grantee shall deliver to the Company a duly signed stock power, endorsed in blank, relating to the Shares.  Notwithstanding anything else herein, the Committee may, in its sole and absolute discretion and in accordance with Section 158 of the Delaware General Corporation Law, subject to the terms of the Plan, issue the Shares in the form of uncertificated shares.

2.             Restrictions.

(a)           Vesting of Time-Vested Shares.  Subject to paragraphs 2(c), (d) and (e), the Time-Vested Shares granted hereunder shall vest as follows: 20% on November 30, 2006; 20% on November 30, 2007; 20% on November 30, 2008; 20% on November 30, 2009; and 20% on November 30, 2010 (each an “Annual Vesting Date”).  The Time-Vested Shares shall vest if and only if the Grantee is, and has been, continuously a director, officer or employee of, or otherwise performing services for, the Company or its subsidiaries from the Grant Date through the applicable Annual Vesting Date.

(b)           Vesting of Performance-Vested Shares.  Subject to paragraphs 2(c), (d) and (e), 33% of the Performance-Vested Shares will vest upon certification by the Committee of the achievement of each of the Objective Performance Criteria set forth on Exhibit A hereto; provided, however, that upon certification by the Committee of the achievement of the consolidated financial performance criteria set forth on Exhibit A hereto, any then unvested Performance-Vested Shares shall immediately vest.  The Performance-Vested Shares shall vest if and only if the Grantee is, and has been, continuously a director, officer or employee of, or otherwise performing services for, the Company or its subsidiaries from the Grant Date through the applicable vesting date.

(c)           CTAC Change in Control.  (i)  Upon a CTAC Change in Control, 33% of any unvested Time-Vested Shares and Performance-Vested Shares will immediately vest, and any then unvested Time-Vested Shares or Performance-Vested Shares shall vest in equal quarterly installments over the two-year period commencing on the date of the CTAC Change in Control (without regard to any performance criteria and there shall be no further vesting based on the performance criteria) if and only if the Grantee is, and has been, continuously a director, officer or employee of, or otherwise performing services for, the Company or its subsidiaries from the date of the CTAC Change in Control through the applicable vesting date.

(ii)           Notwithstanding the provisions of sub-paragraph 2(c)(i) above, in no event will the number of Time-Vested Shares that vests between the date of the CTAC Change in Control and the next Annual Vesting Date be less than the number that would have otherwise vested from the CTAC Change in Control up to and including the next Annual Vesting Date had the CTAC Change in Control not occurred.  If any adjustment to the quarterly installments provided for in sub-paragraph 2(c)(i) is necessary pursuant to this sub-paragraph 2(c)(ii), the number of Time-Vested Shares that vests at the last quarterly installment prior to the next Annual Vesting Date had the CTAC Change in Control not occurred shall be increased to the amount necessary such that the number vested as of such vesting date is not less than the number which would have been vested on the next Annual Vesting Date and the remaining quarterly vesting installments proportionately reduced.

(iii)          Upon the Grantee’s termination of employment by the Company without “cause” or by the Grantee for “good reason” (as defined in the employment agreement between the Company and the Grantee) (A) within two years following a CTAC Change in Control or (B) at any time during the period commencing 180 days prior to a CTAC Change in Control and ending immediately prior to the CTAC Change in Control if the Grantee demonstrates that such termination was requested by the party taking control or was otherwise in anticipation of the CTAC Change in Control, any then unvested Time-Vested Shares or Performance-Vested Shares shall immediately vest.

(iv)          If in any CTAC Change in Control shares of Common Stock are cancelled, these Shares shall be similarly treated, subject to any vesting requirement hereunder.

(v)           For purposes of this paragraph 2(c), an acquirer of all or substantially all of the assets of the Company shall be treated as the “Company.”

(d)           ClearLab Change in Control.  (i)  Upon a ClearLab Change in Control, any unvested Time-Vested Shares and Performance-Vested Shares shall either vest upon the date of the ClearLab Change in Control or be converted into a cash amount determined by multiplying the number of Shares subject to the unvested Time-Vested Shares and Performance-Vested Shares by the Per Share Market Value of the Shares as of the date of the ClearLab Change in Control. Whether the Shares vest or are converted into a cash amount shall be determined in accordance with paragraph 2(d)(ii).

(ii)           If the ClearLab Consideration exceeds the ClearLab Threshold Consideration, (A) 1% of any unvested Time-Vested Shares and Performance-Vested Shares shall be vested as of the date of the ClearLab Change in Control for each $1 million by which the ClearLab Consideration exceeds the ClearLab Threshold Consideration, up to a maximum of 33% of any unvested Time-Vested and Performance-Vested Shares and (B) any remaining unvested Time-Vested Shares and Performance-Vested Shares shall be converted into a cash amount (as described in paragraph 2(d)(i)) and such cash amount shall vest and be paid in equal quarterly installments over the two-year period commencing on the date of the ClearLab Change in Control if and only if the Grantee is, and has been, continuously a director, officer or employee of, or otherwise performing services for, the Company or its subsidiaries (or any Successor) from the date of the ClearLab Change in Control through the applicable vesting date.

(iii)          If the ClearLab Consideration is less than or equals the ClearLab Threshold Consideration, any remaining unvested Time-Vested Shares and Performance-Vested Shares shall be converted into a cash amount (as described in paragraph 2(d)(i)) and such cash amount shall vest and be paid in equal quarterly installments over the two-year period commencing on the date of the ClearLab Change in Control if and only if the Grantee is, and has been, continuously a director, officer or employee of, or otherwise performing services for, the Company or its subsidiaries (or any Successor) from the date of the ClearLab Change in Control through the applicable vesting date.

(iv)          Notwithstanding the provisions of sub-paragraph 2(d)(i) above, in no event will the number of Time-Vested Shares that vests between the date of the ClearLab Change in Control and the next Annual Vesting Date be less than the number that would have otherwise vested from the ClearLab Change in Control up to and including the next Annual Vesting Date had the ClearLab Change in Control not occurred.  If any adjustment to the quarterly installments provided for in sub-paragraph 2(d)(i) is necessary pursuant to this sub-paragraph 2(d)(ii), the number of Time-Vested Shares that vests at the last quarterly installment prior to the next Annual Vesting Date had the ClearLab Change in Control not occurred shall be increased to the amount necessary such that the number vested as of such vesting date is not less than the number which would have been vested on the next Annual Vesting Date and the remaining quarterly vesting installments proportionately reduced.

(v)           Upon the Grantee’s termination of employment by the Company without “cause” or by the Grantee for “good reason” (as defined in the employment agreement between the Company and the Grantee) (A) within two years following a ClearLab Change in Control or (B) at any time during the period commencing 180 days prior to a ClearLab Change in Control and ending immediately prior to the ClearLab Change in Control if the Grantee demonstrates that such termination was requested by the party taking control or was otherwise in anticipation of the ClearLab Change in Control, any then unvested Time-Vested Shares or Performance-Vested Shares shall immediately vest.

(e)           Death and Disability.  Upon the Grantee’s death or Permanent Disability while employed by the Company or any of its subsidiaries (or any Successor), any then unvested Time-Vested Shares shall immediately vest.

(f)            No Vesting After Termination Date.  Notwithstanding any provision of paragraph 2 to the contrary, the unvested Shares shall be forfeited, without compensation (including any repayment of the Par Value Amount), upon the Grantee’s Termination Date; provided, however, that if the Grantee’s termination of employment is by the Company without “cause” or by the Grantee for “good reason” (as defined in the employment agreement between the Company and the Grantee), such forfeiture shall not occur until 180 days after such termination and then only if (i) a CTAC Change in Control or a ClearLab Change in Control does not occur during such 180 day period and (ii) the Grantee has not demonstrated that such termination was requested by the party taking control or was otherwise in anticipation of the CTAC Change in Control or the ClearLab Change in Control.  If such Change in Control takes place during such period and the Grantee makes such demonstrations, the shares shall immediately vest on the date of the Change in Control.  No vesting other than as aforesaid shall take place in the 180 day period, and dividends otherwise payable during such 180 day period shall not be payable unless and until such shares vest.

3.             Procedure for Issuing Shares Upon Grant Date.  As a condition to any issuance of Shares by the Company to the Grantee, the Grantee shall make all customary investment representations which the Company requires.  Without limiting the foregoing, the Grantee acknowledges that the Shares are being issued to the Grantee and this Restricted Stock Agreement is being made by the Company in reliance upon the following express representations and warranties by the Grantee:

(a)           that he or she has been advised that he or she may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in this connection the Company is relying in part on his or her representations set forth in this paragraph;

(b)           if he or she is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the Shares must be held for the period of time required by applicable law unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such Shares and the Company is under no obligation to register the Shares (or to file a “re-offer prospectus”); and

(c)           if he or she is deemed an affiliate within the meaning of Rule 144 of the Securities Act, he or she understands that the exemption from registration under Rule 144 will not be available unless (i) a public trading market then exists for the Common Stock, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

4.             Securities Laws Restrictions and Other Restrictions on Transfer of Shares.  The Grantee understands and acknowledges that federal and state securities laws govern and restrict his or her right to offer, sell or otherwise dispose of any Shares unless the offer, sale or other disposition thereof is registered under the Securities Act and state securities laws, or in the opinion of the Company’s counsel, such offer, sale or other disposition is exempt from registration or qualification thereunder.  The Grantee agrees that he or she will not offer, sell or otherwise dispose of any Shares in any manner which would: (i) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder or any other state or federal law.  The Grantee further understands that the certificates for any vested Shares shall bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

5.             Transferability of Shares.  The unvested, or otherwise restricted, Shares granted hereunder may be transferred by the Grantee only (i) by will or the laws of descent and distribution or (ii) with the prior written approval of the Committee, to any member of the Grantee’s Family Group, provided that such transferee shall have agreed in writing to be bound by the terms of this Restricted Stock Agreement.  Unless the context otherwise requires, references herein to the Grantee are deemed to include any permitted transferee under this paragraph 5.  Any attempted transfer of the Shares in violation of the Plan or this Restricted Stock Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent.

6.             Conformity with Plan.  The provisions of this Restricted Stock Agreement are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan (which is incorporated herein by reference) in effect on the Grant Date.  Inconsistencies between this Restricted Stock Agreement and the Plan shall be resolved in accordance with the terms of the Plan in effect on the Grant Date.  By executing and returning the enclosed copy of this Restricted Stock Agreement, the Grantee acknowledges his or her receipt of this Restricted Stock Agreement and the Plan and agrees to be bound by all of the terms of this Restricted Stock Agreement and the Plan.

7.             Rights of Participants.  Nothing in this Restricted Stock Agreement shall interfere with or limit in any way the right of the Company to terminate the Grantee’s employment at any time for any reason or for no reason, nor confer upon the Grantee any right to continue in the employ of the Company for any period of time or to continue his or her present (or any other) rate of compensation, and in the event of termination of employment any portion of the Shares that was not previously vested, or upon which any other restrictions have not previously lapsed, shall expire and be forfeited except as otherwise specified herein.  Nothing in this Restricted Stock Agreement shall confer upon the Grantee any right to be selected again as a Plan participant, and nothing in the Plan or this Restricted Stock Agreement shall provide for any adjustment to the number of Shares except as provided in paragraph 10 below.

8.             Withholding of Taxes.  The Grantee agrees that, no later than the date on which any Shares shall have vested, the Grantee will pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares which shall have become so vested.  The Grantee further agrees that the Company shall be entitled, to the extent permitted by law, to withhold from any amounts due and payable by the Company to the Grantee (or secure payment from him or her in lieu of withholding) the amount of any withholding tax required by law to be withheld with respect to any Shares which shall have become vested.  Provided, the Committee may allow the Grantee to pay the amount of any withholding or other tax due from the Company with respect to any Shares issued under this Restricted Stock Agreement by (i) delivery to the Company of outstanding shares of Common Stock held by the Grantee, (ii) retention by the Company of Shares which would otherwise be issued to the Grantee upon lapse of the restrictions on such Shares or (iii) any combination of cash, check, the Grantee’s delivery of outstanding shares of Common Stock and retention by the Company of Shares which would otherwise be issued to the Grantee upon lapse of the restrictions on such Shares.

9.             Certain Definitions.  For the purposes of this Restricted Stock Agreement, the following terms shall have the meanings set forth below:

“Board” shall mean the Board of Directors of the Company.

“ClearLab” shall mean the Company’s international contact lens development, manufacturing and distribution business, consistent with the operating segments as defined in the Company’s SEC filings.

“ClearLab Change in Control” shall mean the occurrence of any of the following: (i) the sale of all or substantially all of the assets of ClearLab to an Unrelated Entity; (ii) the sale of all of the outstanding voting securities of an entity holding all or substantially all of the assets of ClearLab to an Unrelated Entity; or (iii) the merger or consolidation of ClearLab into an Unrelated Entity, provided that a Change in Control of the Company does not occur simultaneously.

“ClearLab Consideration” shall mean the gross proceeds received by the Company in the ClearLab Change in Control, including the present value of license fees or royalties retained by the Company and the estimated present value of an earn out or other contingent payments, all as determined in good faith by the Compensation Committee.

“ClearLab Threshold Consideration” shall mean the Company’s cumulative investment in ClearLab as of the ClearLab Change in Control as shown on the Retail Business’ balance sheet excluding intercompany interest income/expense and excluding foreign currency transaction gains/losses relating to intercompany loans.  These amounts are to be calculated according to US GAAP.

“Committee” shall mean the Compensation Committee of the Board of Directors, or such other committee of the Board which may be designated by the Board to administer the Plan.  Any reference herein to the Committee shall be deemed to refer to the Board in the event that the Board has not delegated the administration of the Plan to the Committee.

“Common Stock” shall mean the Company’s Common Stock, par value $.01 per share, or, in the event that the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

“Company” shall mean 1-800 CONTACTS, INC., a Delaware corporation, and (except to the extent the context requires otherwise) any subsidiary corporation of the Company as such term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any successor statute.

“CTAC Change in Control” shall mean the occurrence of any of the following:

                (i)            When any “person” as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act but excluding the Company and any subsidiary, any existing stockholders of the Company on the Grant Date and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), after the Grant Date, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; provided that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; and provided further that no Change in Control will be deemed to have occurred if Jonathan C. Coon (including any “person” controlled by Jonathan C. Coon (as defined in Rule 12b-2 under the Exchange Act)) owns more than 10% of the Company or any person that becomes the “beneficial owner” of 50% or more of the combined voting power of the Company’s then outstanding securities.

                (ii)           When, during any period of 24 consecutive months (not including any period prior to the Grant Date), the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board; provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least a majority of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24 month period) or by prior operation of this provision; or

                (iii)          The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company in one or a series of related transactions (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, by reason of such ownership of the Company’s voting securities immediately before the Business Combination, directly or indirectly, 50% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the company resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding voting securities of the Company; (ii) no person (excluding, any company resulting from such Business Combination or any employee benefit plan (or related trust) of the company or such company resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then combined voting power of the then outstanding voting securities or equity of such company except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the company resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the board of directors, providing for such Business Combination; or

                (iv)          The stockholders of the Company approve a complete liquidation or dissolution of the Company; or

                (v)           Upon the later of the occurrence of a Retail Change in Control and a ClearLab Change in Control within 12 months of each other.

“EBT” shall mean income (loss) before provision for income taxes excluding intercompany interest income/expense and excluding foreign currency transaction gains/losses relating to intercompany loans.  These amounts are to be calculated according to US GAAP and consistent with the Company’s SEC filings, including operating segment reporting.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

“Family Group” shall mean a Grantee’s spouse and descendants (whether natural or adopted) and any trust established solely for the benefit of the Grantee and/or the Grantee’s spouse and/or descendants.

“Performance-Vested Shares” shall mean Shares that vest solely on account of the attainment of one or more of the pre-established objective and financial performance goals set forth on Exhibit A hereto.

“Permanent Disability” shall mean the Grantee’s permanent inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively his or her duties and obligations to the Company or to participate effectively and actively in the management of the Company as determined in the reasonable judgment of the Board.

“Per Share Market Value” shall mean the fair market value of one Share as of the close of business on the given date determined in such manner as shall be prescribed in good faith by the Committee; provided, that so long as the Shares are traded on a national securities exchange or national automated quotation system (such as the Nasdaq National Market), the Per Share Market Value shall be the reported closing price of the Shares on such date.

“Retail Business” shall mean the Company’s retail operations, consistent with the operating segments as defined in the Company’s SEC filings.

“Retail Change in Control” shall mean the occurrence of any of the following: (i) the sale of all or substantially all of the assets of the Retail Business to an Unrelated Entity; (ii) the sale of all of the outstanding voting securities of an entity holding all or substantially all of the assets of the Retail Business to an Unrelated Entity; or (iii) the merger or consolidation of the Retail Business into an Unrelated Entity, provided that a Change in Control of the Company does not occur simultaneously.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute.

“Shares” shall mean (i) all shares of Common Stock granted pursuant to this Restricted Stock Agreement, whether Performance-Vested Shares or Time-Vested Shares and (ii) all shares of Common Stock issued with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with any conversion, merger, consolidation or recapitalization or other reorganization affecting the Common Stock.

“Successor” shall mean, in the event of a ClearLab Change in Control, a successor to the ClearLab business and, in the event of a Retail Change in Control, a successor to the Retail Business.

“Termination Date” shall mean the date that the Grantee ceases to be a director, officer or employee of, or otherwise performing services for, the Company or any of its subsidiaries (or any Successor) for any reason.

“Time-Vested Shares” shall mean Shares that vest on a specified date.

“Unrelated Entity” shall mean an entity with respect to which 50% or more of such entity is not owned, directly or indirectly, by the Company, any subsidiary, the existing stockholders of the Company in approximately the same proportion as before the transaction or any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee); provided, however that no entity shall be an Unrelated Entity if Jonathan C. Coon (including any “person” controlled by Jonathan C. Coon (as defined in Rule 12b-2 under the Exchange Act)) owns more than 10% of such entity.

10.           Adjustments.  In the event of a reorganization, recapitalization, stock dividend or stock split or combination or other change in the shares of Common Stock, the Board or the Committee shall, in order to prevent the present and future dilution or enlargement of rights under this Restricted Stock Agreement, make such adjustments in the number and type of shares authorized by the Plan and the number of Shares covered by this Restricted Stock Agreement as may be determined to be appropriate and equitable.

11.           Additional Restrictions on Transfer.

(a)           Restrictive Legend.  All certificates representing the Shares that are unvested or otherwise restricted shall bear the following legends:

(i)            “THE ANTICIPATION, ALIENATION, ATTACHMENT, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR CHARGE OF THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING A VESTING SCHEDULE AND FORFEITURE PROVISION AND RESTRICTIONS AGAINST TRANSFER) OF 1-800 CONTACTS, INC. (THE “COMPANY”) AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY DATED AS OF THE ____ DAY OF _________, ____.  COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

(ii)           Any legend required to be placed thereon by applicable state securities law.

(b)           Opinion of Counsel.  The Grantee may not sell, transfer or dispose of any Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company that registration under the Securities Act or any applicable state securities law is not required in connection with such transfer.

12.           Amendment.  Except as otherwise provided herein, any provision of this Restricted Stock Agreement may be amended or waived only with the prior written consent of the Grantee and the Company.

13.           Successors and Assigns.  Except as otherwise expressly provided herein, all covenants and agreements contained in this Restricted Stock Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.  The Company may assign this Restricted Stock Agreement to a person or entity that is an affiliate or a successor and shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of (i) the Company, (ii) any affiliate to which this Restricted Stock Agreement has been assigned or (iii) any division of the Company or affiliate by which the Grantee is employed to expressly assume and agree to perform this Restricted Stock Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.  As used in this Restricted Stock Agreement, “Company” shall mean the Company, any affiliate to which this Restricted Stock Agreement is assigned and any successor to the business and/or assets of (i) the Company, (ii) any Affiliate to which this Restricted Stock Agreement has been assigned or (iii) any division of the Company or Affiliate by which Grantee is employed, which assumes and agrees to perform this Restricted Stock Agreement by operation of law, or otherwise.

14.           Severability.  Whenever possible, each provision of this Restricted Stock Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Restricted Stock Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Restricted Stock Agreement.

15.           Counterparts.  This Restricted Stock Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Restricted Stock Agreement.

16.           Descriptive Headings.  The descriptive headings of this Restricted Stock Agreement are inserted for convenience only and do not constitute a part of this Restricted Stock Agreement.

17.           Governing Law.  This Restricted Stock Agreement, and all remedies in connection herewith and all questions or transactions relating thereto, shall be construed in accordance with and governed by the internal laws of the State of Delaware.

18.           Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Restricted Stock Agreement shall be in writing and shall be deemed to have been given when delivered personally or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient.  Such notices, demands and other communications shall be sent to the Grantee at the address appearing on the signature page to this Restricted Stock Agreement and to the Company at 66 E. Wadsworth Park Drive, Draper, Utah 84020, Attn: Chief Financial Officer, or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

19.           Entire Agreement.  This Restricted Stock Agreement and the terms of the Plan constitute the entire understanding between the Grantee and the Company, and supersede all other agreements, whether written or oral, with respect to the acquisition by the Grantee of the Shares.

20.           Power of Attorney.  The Company, its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Grantee for the purpose of carrying out the provisions of this Restricted Stock Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.  In connection with actions permitted under the terms of this Restricted Stock Agreement (including paragraphs 2(c) and 8), the Company, as attorney-in-fact for the Grantee, may in the name and stead of the Grantee, make and execute all conveyances, assignments and transfers of the Shares and property provided for herein, and the Grantee hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do in good faith by virtue hereof.  Nevertheless, the Grantee shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for such purpose.

[Signature page to follow]

                IN WITNESS WHEREOF, the parties have executed this Restricted Stock Agreement to reflect the grant which is authorized herein.

1-800 CONTACTS, INC.

Authorized Signature:
Brian W. Bethers, President

GRANTEE

Signature:

Address:

Number of Time-Vested Shares:

Number of Performance-Vested Shares

Par Value Price:

Grant Date:	March 27, 2006